PROSPECTUS SUPPLEMENT

NORTHERN FUNDS — FIXED INCOME FUNDS

SUPPLEMENT DATED SEPTEMBER 10, 2007 TO PROSPECTUS DATED APRIL 1, 2007

The following replaces the fourth paragraph under Fund Management on page 28 of the Prospectus:

Effective August 27, 2007, the managers for the High Yield Fixed Income Fund are Edward J. Casey and Richard J. Inzunza, both Vice Presidents of Northern Trust. Mr. Casey has had such responsibility since April 2005 and Mr. Inzunza since August 2007. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader. Mr. Inzunza rejoined Northern Trust in August 2007 as a senior fixed income portfolio manager, after serving as senior fundamental analyst at Vanderbilt Capital Advisors from April 2007. From December 2004 to 2007, he was a senior analyst at Northern Trust. From March 2002 to 2004, Mr. Inzunza was a senior analyst for Principal Global Investors in London, England. Prior to this, he was a high yield and distressed analyst for Principal Global Investors in the U.S. market.

50 South LaSalle                                                                         FIX SPT 9/07
P.O. Box 75986
Chicago, Illinois 60675-5986
800-595-9111
northernfunds.com